SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

---------------

FORM 8-K

---------------

CURRENT REPORT

Pursuant to Section 13

or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported):		December 10, 2003
-----------------
Santander BanCorp
--------------------------------------------------------
(Exact name of registrant as specified in this charter)

Puerto Rico	001-15849	66-0573723
--------------------	---------------------	---------------

(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

207 Ponce de León Avenue, San Juan, Puerto Rico		00917
----------------------------------------------------------------------------
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(787) 759-7070
----------------------------------------------------------------------------

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Exhibits.

99.1 Slide show presentation to institutional investors on December 9, 2003.

ITEM 9. Regulation FD Disclosure

On December 9, 2003, Mr. José R. González, President and Chief Executive Officer, and Mr. Carlos García, Executive Vice President of Santander BanCorp (hereinafter the "Corporation") made a telephone presentation to institutional investors. In said presentation, Mr. González discussed the future plans for the Corporation in light of the recently announced acquisition of Santander Securities Corporation from Administración de Bancos Latinoamericanos Santander, S.L. ("ABLASA"), a wholly-owned subsidiary of Banco Santander Central Hispano, S.A.

A copy of the presentation referred to above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in the Corporation's Annual Report on Form 10-K and other of the Corporation's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SANTANDER BANCORP

By: /s/ María Calero Padrón
Maria Calero Padrón
Executive Officer and Corporate
Comptroller

Date: December 09, 2003.

EXHIBIT 99.1